________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  August 18, 1997





                       MORGAN STANLEY ABS CAPITAL II INC.
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            (Exact name of registrant as specified in its charter)



 Delaware                         333-26581        Not Yet Available
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(State or Other Jurisdiction     (Commission       (I.R.S. Employer
  of Incorporation)              File Number)      Identification No.)


1585 Broadway
New York, New York                                       10036
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(Address of Principal                                   (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-2063
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(Former Address:

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Item 5.  Other Events
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Filing of Computational Materials.
---------------------------------

     In connection with the offering of the BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust") Asset Backed Notes and Asset Backed Certificates (together, the "Securities"), Morgan Stanley & Co. Incorporated, as the lead manager of the Securities has provided certain materials (the "Computational Materials") for distribution to its potential investors.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Securities, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the installment loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Morgan Stanley & Co. Incorporated are attached hereto as Exhibit 99.1. The Computational Materials provided by the other underwriters were identical to those provided by Morgan Stanley & Co. Incorporated except for the legends attached thereon, which in the case of the Computational Materials provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated are included as Exhibit 99.2 and in the case of Deutsche Morgan Grenfell, Inc. are included as Exhibit 99.3.



Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
        Information and Exhibits.
        ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials

     99.2 Legend-Merrill Lynch, Pierce, Fenner & Smith Incorporated

     99.3 Legend-Deutsche Morgan Grenfell, Inc.





                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MORGAN STANLEY ABS CAPITAL II INC.


By: /s/ Murray C. Stoltz
    --------------------------------------
    Name: Murray C. Stoltz
    Title:



Dated:  August 18, 1997











                                Exhibit Index
                                -------------




Exhibit                                                                Page
-------                                                                ----

99.1 Computational Materials                                             6

99.2 Legend-Merrill Lynch, Pierce, Fenner & Smith Incorporated          13

99.3 Legend-Deutsche Morgan Grenfell, Inc.                              14















                                  EXHIBIT 99